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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                         August 8, 2005 (August 8, 2005)

                        WINDROSE MEDICAL PROPERTIES TRUST
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             (Exact name of registrant as specified in its charter)

           Maryland                   001-31375                 35-216691
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

                         3502 Woodview Trace, Suite 110
                           Indianapolis, Indiana 46268
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              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

     On August 8, 2005, Windrose Medical Properties Trust (the "Company") issued a press release announcing its financial position, results of operations and cash flows for the quarter ended June 30, 2005. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      99.1 Press Release of Windrose Medical Properties Trust dated August 8, 2005, reporting its financial position, results of operations and cash flows for the quarter ended June 30, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WINDROSE MEDICAL PROPERTIES TRUST

Date:  August 5, 2005
                                        By:  /s/ Frederick L. Farrar
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                                             Frederick L. Farrar
                                             President, Chief Operating Officer,
                                             Treasurer and Interim Chief
                                             Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release of Windrose Medical Properties Trust dated
               August 8,2005, reporting its financial position, results of operations and cash flows for the quarter ended June 30, 2005.